Equity Method Investments	9 Months Ended
Sep. 30, 2025
Equity Method Investments [Abstract]
Equity Method Investments
8.	Equity Method Investments:

Details of the Company’s equity method investments are discussed in Note 8 of the consolidated financial statements for the year ended December 31, 2024, included in the Company’s 2024 Annual Report on Form 20-F filed with the SEC on April 10, 2025, and are supplemented by the below new activities within the period.

On May 5, 2025, United increased its stake in RGI Marine Holdings AS (“RGI”) and became the primary beneficiary of the VIE. (Note 9).

United recognized the investment of RGI in Wind Energy Construction SA (“WEC”) at the date of acquisition of RGI at its fair value (Note 9). The Company accounts for the investment in WEC under the equity method, and is presented under “Equity method investment” in the accompanying consolidated balance sheet.